Exhibit 10(b)
                          REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement (this "Agreement") is made and entered into as of December 27, 1999, among NCT Group, Inc., a Delaware corporation (the "Company"), Nesher Inc. ("Nesher"), Austost Anstalt Schaan ("Austost"), Balmore Funds S.A. ("Balmore") and Libra Finance S.A. (the "Placement Agent"). Nesher, Austost and Balmore are collectively referred to herein as the "Purchasers."

            WHEREAS, this Agreement is being entered into pursuant to that certain Securities Purchase Agreement dated as of the date hereof (the "Purchase Agreement") by and between the Company and the Purchasers.

            The parties hereto hereby agree as follows:

       1.   Definitions.

            As used in this Agreement, the following terms shall have the following meanings:

            "Additional Registration Statements" shall have the meaning set forth in Section 2 hereof.

            "Additional Shares" shall have the meaning assigned to it in the Purchase Agreement.

            "Advice" shall have meaning set forth in Section 3(l) hereof.

            "Affiliate" means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, "control," when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms of "affiliated," "controlling" and "controlled" have meanings correlative to the foregoing.

            "Board" shall have meaning set forth in Section 3(m) hereof.

            "Business Day" means any day except Saturday, Sunday and any day which shall be a legal holiday or a day on which banking institutions in the state of New York generally are authorized or required by law or other government actions to close.

            "Closing Date" shall have the meaning assigned to it in Section 1.3(i) of the Purchase Agreement.

            "Commission" means the Securities and Exchange Commission.

            "Common Stock" means the Company's Common Stock, par value $.01 per share.

            "Effectiveness   Date"  means  with  respect  to  the   Registration
Statement the 90th day following the Closing Date.

            "Effectiveness Period" means, (i) with respect to any Registration Statement, the period ending on the earlier of (x) the date when all Registrable Securities covered by such Registration Statement have been sold or (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect, and
(ii) with respect to any Additional Registration Statement, the period ending on the earlier of (x) the date when all Additional Shares covered by such Additional Registration Statement have been sold or (y) the date on which the Additional Shares may be sold without any restriction pursuant to Rule 144 as determined by the counsel to the Company pursuant to a written opinion letter, addressed to the Company's transfer agent to such effect.

            "Event" shall have the meaning set forth in Section 7(c) hereof.

            "Event Date" shall have the meaning set forth in Section 7(c) hereof.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Filing Date" means the 20th Business Day following the Closing
Date.

            "Holder" or "Holders" means the holder or holders, as the case may be, from time to time of Registrable Securities or Additional Shares.

            "Indemnified Party" shall have the meaning set forth in Section 5(c) hereof.

            "Indemnifying Party" shall have the meaning set forth in Section 5(c) hereof.

            "Losses" shall have the meaning set forth in Section 5(a) hereof.

            "Person" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

            "Placement Agent Shares" means shares of Common Stock issued to the Placement Agent pursuant to the Purchase Agreement.

            "Proceeding"  means  an  action,   claim,  suit,   investigation  or
proceeding   (including,   without  limitation,   an  investigation  or  partial
proceeding, such as a deposition), whether commenced or threatened.

            "Prospectus" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities and Additional Shares, if any, covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference in such Prospectus.

            "Purchaser Shares" means shares of Common Stock purchased by the Purchasers, severally and not jointly, pursuant to the Purchase Agreement on the Closing Date.

             "Registrable Securities" means (i) the Purchaser Shares and (ii) the Placement Agent Shares.

            "Registration Statement" means the Shelf Registration Statement and any Additional Registration Statements, including (in each case) the related
Prospectus, amendments and supplements to any registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference in any such registration statement.

             "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

             "Rule 158" means Rule 158 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

             "Rule 415" means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Shelf  Registration  Statement" shall have the meaning set forth in
Section 2 hereof.

             "Special Counsel" means any special counsel to the Holders, for which the Holders will be reimbursed by the Company pursuant to, and subject to the limitations of, Section 4 hereof.

      2.    Shelf Registration Statement; Additional Registration Statements.

             On or prior to the Filing Date the Company shall prepare and file with the Commission a "shelf" registration statement (the "Shelf Registration Statement") covering all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Shelf Registration Statement shall be on Form S-1. If the Company shall have been required to issue Additional Shares pursuant to Section 3.11 of the Purchase Agreement and the Shelf Registration Statement shall not yet have been declared effective, the Company shall file a pre-effective amendment to the Shelf Registation Statement to include such Additional Shares. The Company shall use its best efforts to cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event prior to the Effectiveness Date, and to keep such Shelf Registration Statement continuously effective under the Securities Act for the applicable Effectiveness Period. If one or more additional registration statements (the "Additional Registration Statements") are required to be filed because the Company shall have been required to issue Additional Shares pursuant to Section 3.11 of the Purchase Agreement, the Company shall have twenty (20) Business Days to file such Additional Registration Statement or Additional Registration Statements, and the Company shall use its best efforts to cause such Additional Registration Statement or Additional Registration Statements to be declared effective by the Commission as soon as possible, but in no event later than 90 days after filing, and to keep such Additional Registration Statements continuously effective under the Securities Act for the applicable Effectiveness Period.

      3.    Registration Procedures.

            In connection with the Company's registration obligations hereunder, the Company shall:

             (a) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to any Registration Statement as may be necessary to keep such Registration Statement continuously effective as to the applicable Registrable Securities and Additional Shares, if any, for the applicable Effectiveness Period and prepare and file with the Commission such Registration Statements in order to register for resale under the Securities Act all of the Additional Shares that may be issued; (ii) cause any Prospectus related to such Registration Statement to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; (iii) respond as promptly as possible to any comments received from the Commission with respect to any Registration Statement or any amendment thereto; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities and Additional Shares, if any, covered by any Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in the related Registration Statement as so amended or in such Prospectus as so supplemented.

             (b) Notify the Holders of Registrable Securities and Additional Shares, if any, to be sold and any Special Counsel as promptly as possible (i) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities and Additional Shares, if any, or the initiation of any Proceedings for that purpose; (ii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities or Additional Shares, if any, for sale in any jurisdiction; and (iii) of the occurrence of any event that makes any statement made in a Registration Statement or a Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or such Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (c) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, (i) any order suspending the effectiveness of any Registration Statement or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities and Additional Shares, if any, for sale in any jurisdiction, at the earliest practicable moment.

            (d) If requested by the Holders of a majority in interest of the Registrable Securities and the Additional Shares, if any, taken together, (i) promptly incorporate in a Prospectus supplement or post-effective amendment to a Registration Statement such information as the Company reasonably agrees should be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of the matters to be incorporated in such Prospectus supplement or post-effective amendment.

            (e) Furnish to each Holder and any Special Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference to the extent requested by such Person, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

            (f) Promptly deliver to each Holder and any Special Counsel, without charge, as many copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Holders in connection with the offering and sale of the Registrable Securities and Additional Shares, if any, covered by such Prospectus and any amendment or supplement thereto.

            (g) Prior to any public offering of Registrable Securities and Additional Shares, if any, use its best efforts to register or qualify or cooperate with the selling Holders and any Special Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities and Additional Shares, if any, for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Holder requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the applicable Effectiveness Period and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities and Additional Shares, if any, covered by a Registration Statement; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject or subject the Company to any material tax in any such jurisdiction where it is not then so subject.

            (h) Cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing Registrable Securities and Additional Shares, if any, to be sold pursuant to a Registration Statement, which certificates shall be free of all restrictive legends, and to enable such
Registrable Securities and Additional Shares, if any, to be in such denominations and registered in such names as any Holder may request at least three (3) Business Days after any sale of Registrable Securities and Additional Shares, if any.

             (i) Upon the occurrence of any event contemplated by Section 3(b)(iii), as promptly as possible, prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither such Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (j) Use its best efforts to cause all Registrable Securities and Additional Shares, if any, relating to a Registration Statement to be quoted on the OTC Bulletin Board and any other securities exchange, quotation system, market or over-the-counter bulletin board, if any, on which similar securities issued by the Company are then listed as and when required pursuant to the Purchase Agreement.

             (k) Comply in all material respects with all applicable rules and regulations of the Commission and make generally available to its security holders earning statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 not later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) commencing on the first day of the first fiscal quarter of the Company after the effective date of the Shelf Registration Statement, which statements shall conform to the requirements of Rule 158.

             (l) The Company may require each selling Holder to furnish to the Company information regarding such Holder and the distribution of such Registrable Securities and Additional Shares, if any, as is required by law to be disclosed in a Registration Statement, and the Company may exclude from such registration the Registrable Securities and Additional Shares, if any, of any such Holder who unreasonably fails to furnish such information within seven (7) Business Days after receiving such request.

             If a Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company, then such Holder shall have the right to require (if such reference to such Holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force) the deletion of the reference to such Holder in any amendment or supplement to such Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

             Each Holder covenants and agrees that (i) it will not sell any Registrable Securities or Additional Shares, if any, under a Registration Statement until it has obtained copies of the related Prospectus as then amended or supplemented as contemplated in Section 3(f) and (ii) it and its officers, directors or Affiliates, if any, will comply with the prospectus delivery requirements of the Securities Act as applicable to them in connection with sales of Registrable Securities or Additional Shares, if any, pursuant to such Registration Statement.

             Each Holder agrees by its acquisition of such Registrable Securities and Additional Shares, if any, that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Section 3(b)(i), 3(b)(ii) or 3(b)(iii), such Holder will forthwith discontinue disposition of such Registrable Securities and Additional Shares, if any, under the Registration Statement until such Holder's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by
Section 3(i), or until it is advised in writing (the "Advice") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement.

             (m) If (i) there is material non-public information regarding the Company which the Company's Board of Directors (the "Board") reasonably determines not to be in the Company's best interest to disclose and which the Company is not otherwise required to disclose, or (ii) there is a significant business opportunity (including, but not limited to, the acquisition or disposition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or other similar transaction) available to the Company which the Board reasonably determines not to be in the Company's best interest to disclose, then the Company may postpone or suspend filing or effectiveness of a registration statement for a period not to exceed 20 consecutive days, provided that the Company may not postpone or suspend its obligation under this Section 3(m) for more than 45 days in the aggregate during any 12 month period; provided, however, that no such postponement or suspension shall be permitted for consecutive 20 day periods, arising out of the same set of facts, circumstances or transactions.

      4.    Registration Expenses.

            All fees and expenses  incident to the  performance of or compliance with this Agreement by the Company shall be borne by the Company (provided that the aggregate amount of fees and disbursements of a Special Counsel payable by the Company hereunder shall be limited to a maximum amount of $10,000) whether or not the Registration Statement is filed or becomes effective and whether or not any Registrable Securities or Additional Shares, if any, are sold pursuant to the Registration Statement. The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (A) with respect to filings required to be made with the OTC Bulletin Board and each securities exchange or market, if any, on which Registrable Securities and Additional Shares, if any, are required hereunder to be quoted or listed, (B) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and the NASD Regulation, Inc. and (C) in compliance with state securities or Blue Sky laws (including, without limitation, fees and disbursements of counsel for the Holders in connection with Blue Sky qualifications of the Registrable Securities and Additional Shares, if any, and determination of the eligibility of the Registrable Securities and Additional Shares, if any, for investment under the laws of such jurisdictions as the Holders of a majority of Registrable Securities and Additional Shares, if any, taken together may designate)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and Additional Shares, if any, and of printing prospectuses (which may be camera-ready copies of such prospectuses)), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and one Special Counsel for the Holders, in the case of such Special Counsel, to a maximum amount of $10,000, (v) Securities Act liability insurance, if the Company so desires such insurance, and (vi) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, including, without limitation, the Company's independent public accountants (including the expenses of any comfort letters or costs associated with the delivery by independent public accountants of a comfort letter or comfort letters). In addition, the Company shall be responsible for all of its internal expenses incurred in connection with the consummation of the transactions contemplated by this Agreement (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the Registrable Securities and Additional Shares, if any, on any securities exchange as required hereunder.

      5.    Indemnification.

            (a)   Indemnification   by   the   Company.   The   Company   shall,
notwithstanding any termination of this Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities or Additional Shares, if any, as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "Losses"), as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, or arising out of or relating to any violation by the Company or its agents of the Securities Act or any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with a registration of Registrable Securities or Additional Shares, if any, pursuant to this Agreement, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities or Additional Shares, if any, and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

             (b) Indemnification by Holders. Each Holder shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses, as incurred, arising solely out of or based solely upon any untrue statement of a material fact contained in the Registration Statement, such Prospectus, or any form of Prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of Prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Holder to the Company specifically for inclusion in the Registration Statement or such Prospectus and that such information was reasonably relied upon by the Company for use in the Registration Statement, such Prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable
Securities and Additional Shares, if any, and was reviewed and expressly approved in writing by such Holder expressly for use in the Registration Statement, such Prospectus or such form of Prospectus.

            (c) Conduct of Indemnification Proceedings. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party promptly shall notify the Person from whom indemnity is sought (the "Indemnifying Party") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

            An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

            All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten (10) Business Days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

            (d) Contribution. If a claim for indemnification under Section 5(a) or 5(b) is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in Section 5(c), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

            The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

            The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

      6. Rule 144.

            As long as any Holder owns Registrable Securities or Additional Shares, if any, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Section 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings or notify the Holders that such filings are publicly available. As long as any Holder owns Registrable Securities or Additional Shares, if any, if the Company is not required to file reports pursuant to Section 13(a) or 15(d) of the Exchange Act, it will prepare and furnish to the Holders and make publicly available in accordance with Rule
144(c) promulgated under the Securities Act annual and quarterly financial statements, together with a discussion and analysis of such financial statements in form and substance substantially similar to those that would otherwise be required to be included in reports required by Section 13(a) or 15(d) of the Exchange Act, as well as any other information required thereby, in the time period that such filings would have been required to have been made under the Exchange Act. The Company further covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Person to sell Registrable Securities or Additional Shares, if any, without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act.

      7.    Miscellaneous.

             (a) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has, as of the date hereof entered into any agreement currently in effect, nor shall the Company or any of its subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. Except as disclosed in Schedule 2.1(q) to the Purchase Agreement, neither the Company nor any of its subsidiaries has previously entered into any agreement currently in effect granting any registration rights with respect to any of its securities to any Person. Without limiting the generality of the foregoing, without the written consent of the Holders of a majority of the then outstanding Registrable Securities and Additional Shares, if any, taken together, the Company shall not grant to any Person the right to request the Company to register any securities of the Company under the Securities Act unless the rights so granted are subject in all respects to the prior rights in full of the Holders set forth herein, and are not otherwise in conflict with the provisions of this Agreement.

             (b) Piggy-Back Registrations. If at any time when there is not an effective Registration Statement covering all the Registrable Securities or, if required to be issued, the Additional Shares, the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each Holder of Registrable Securities or, if issued, Additional Shares, written notice of such determination and, if within thirty (30) days after receipt of such notice, any such Holder shall so request in writing, (which request shall specify the Registrable Securities or, if issued, Additional Shares intended to be disposed of by the Holders), the Company will cause the registration under the Securities Act of all Registrable Securities or, if issued, Additional Shares which the Company has been so requested to register by the Holder, to the extent requisite to permit the disposition of the Registrable Securities or, if issued, Additional Shares so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities or, if issued, Additional Shares in connection with such registration (but not from its obligation to pay expenses in accordance with Section 4 hereof), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities or, if issued, Additional Shares being registered pursuant to this
Section 7(b) for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities or, if issued, Additional Shares such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities or, if issued, Additional Shares pursuant to this Section 7(b) that are eligible for sale pursuant to Rule 144(k) of the Securities Act. In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities or, if issued, Additional Shares in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities or, if issued, Additional Shares, would materially adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities or, if issued, Additional Shares of the Holders, then (x) the number of Registrable Securities or, if issued, Additional Shares of the Holders included in such registration statement shall be reduced pro-rata among such Holders (based upon the number of Registrable Securities and, if issued, Additional Shares requested to be included in the registration), if the Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities and, if issued, Additional Shares, or
(y) none of the Registrable Securities and, if issued, Additional Shares of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities and, if issued, Additional Shares; provided, however, that if Common Stock is being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities and, if issued, Additional Shares intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

             (c) Failure to File Registration Statement and Other Events. The Company and the Holders agree that the Holders will suffer damages if the Registration Statement is not filed on or prior to the Filing Date and not declared effective by the Commission on or prior to the times set forth in
Section 2 and maintained in the manner contemplated herein during the applicable Effectiveness Period or if certain other events occur. The Company and the Holders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if (A) the Shelf Registration
Statement is not filed on or prior to the Filing Date or is not declared effective by the Commission on or prior to the time periods set forth in Section 2 (or in the event an Additional Registration Statement, filed because the Company shall have been required to issue Additional Shares pursuant to Section
3.11 of the Purchase Agreement, is not filed and declared effective with the time periods set forth in Section 2), or (B) the Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act within five (5) Business Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review, or (C) the Registration Statement is filed with and declared effective by the Commission but thereafter ceases to be effective as to all Registrable Securities and Additional Shares, if any, at any time prior to the expiration of the applicable Effectiveness Period, without being succeeded immediately by a subsequent Registration Statement filed with and declared effective by the Commission, or (D) trading in the Common Stock shall be suspended or if the Common Stock is delisted from the OTC Bulletin Board or the market or exchange on which the Common Stock is then quoted or listed for any reason for more than three (3) Business Days in the aggregate, (E) the Company breaches in a material respect any covenant or other material term or condition to this Agreement, the Purchase Agreement (other than a representation or warranty contained therein) or any other agreement, document, certificate or other instrument delivered in connection with the transactions contemplated hereby and thereby, and such breach continues for a period of thirty (30) days after written notice thereof to the Company, or (F) the Company has breached
Section 3(m) (any such failure or breach being referred to as an "Event," and for purposes of clauses (A) and (F) the date on which such Event occurs, or for purposes of clause (B) the date on which such five day period is exceeded, or for purposes of clause (C) after more than fifteen (15) Business Days, or for purposes of clause (D) the date on which such three Business Day period is exceeded, or for clause (E) the date on which such thirty day period is exceeded, being referred to as "Event Date"), the Company shall pay in cash as liquidated damages to each Holder an amount equal to 1.5% per calendar month or portion thereof of the market value of the outstanding Registrable Securities and Additional Shares, if any, held by such Holder that have not been sold from the Event Date until the applicable Event is cured. Payments to be made pursuant to this Section 7(c) shall be due and payable immediately upon demand in immediately available funds.

             (d) Assignment of Registration Rights. The rights of each Holder hereunder, including the right to have the Company register for resale Registrable Securities and Additional Shares, if any, in accordance with the terms of this Agreement, shall be automatically assignable by each Holder to any Affiliate of such Holder or any other Holder or Affiliate of any other Holder of all or a portion of the Registrable Securities or Additional Shares, if any, if:
(i) the Holder agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, and (b) the securities with respect to which such registration rights are being transferred or assigned,
(iii) following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this Section, the transferee or assignee agrees in writing with the Company to be bound by all of the provisions of this Agreement, and (v) such transfer shall have been made in accordance with the applicable requirements of the Purchase Agreement. In addition, each Holder shall have the right to assign its rights hereunder to any other Person with the prior written consent of the Company, which consent shall not be unreasonably withheld. The rights to assignment shall apply to the Holders' successors and assigns.

             (e) Trading of Common Stock. The Company will take all action within its power to continue the trading of its Common Stock on the OTC Bulletin Board (or the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or The Nasdaq Small-Cap Market) and will comply in all respects with the Company's reporting, filing and other obligations under the by-laws or rules of the NASD and the OTC Bulletin Board (or the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market or The Nasdaq Small-Cap Market).

             (f) Shares Held by the Company and its Affiliates. Whenever the consent or approval of Holders of a specified percentage of Registrable Securities and Additional Shares, if any, taken together is required hereunder, Registrable Securities and Additional Shares, if any, held by the Company or its Affiliates (other than any Holder or transferees or successors or assigns thereof if such Holder is deemed to be an Affiliate solely by reason of its holdings of such Registrable Securities and Additional Shares, if any) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

             (g) Fees and Expenses. The Company shall pay the reasonable legal fees and expenses of Stroock & Stroock & Lavan LLP, counsel for the Purchasers, incident to the negotiation, preparation, execution, delivery and performance of this Agreement and the Purchase Agreement to a maximum amount of $17,000. The Company shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by it incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of its securities pursuant to this Agreement.

             (h) Entire Agreement; Amendments. This Agreement and the Purchase Agreement, together with the exhibits and schedules hereto and thereto, contain the entire understanding of the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

             (i) Notices. Any and all notices other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earlier of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice prior to 5:00 p.m., New York City time, on a Business Day, (ii) the Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile telephone number specified for notice later than 5:00 p.m., New York City time, on any date and earlier than 11:59 p.m., New York City time, on such date, (iii) the Business Day following the date of mailing, if sent by nationally recognized overnight courier service or (iv) actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be with respect to each party at its address set forth under its name on Schedule
5.3 to the Purchase Agreement or to such other address or addresses or facsimile number or numbers as any such party may most recently have designated in writing to the other parties hereto by such notice.

             (j) Amendments; Waivers. No provision of this Agreement may be amended except in a written instrument signed by each of the parties hereto and no provision of this Agreement may be waived except in a written instrument signed by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof or thereof, nor shall any delay or omission of any party to exercise any right hereunder or thereunder in any manner impair the exercise of any such right accruing to it thereafter.

             (k) Headings. The headings herein are for convenience only, do not constitute a part of this Agreement, as the case may be, and shall not be deemed to limit or affect any of the provisions hereof.

             (l) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns and shall inure to the benefit of each Holder and its successors and assigns. The Company may not assign this Agreement or any of its rights or obligations hereunder without the prior written consent of each Holder. Each Purchaser may assign its rights hereunder in the manner and to the Persons as permitted under the Purchase Agreement.

             (m) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

             (n)  GOVERNING  LAW.  THIS  AGREEMENT  SHALL  BE  GOVERNED  BY  AND
CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW THEREOF.

            (o) Survival. The agreements, covenants and provisions contained in this Agreement shall survive until the second anniversary of the Closing Date and the representations and warranties contained herein shall survive until the first anniversary of the Closing Date.

             (p) Execution. This Agreement may be executed in two or more counterparts. All of the signature pages of this Agreement when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

             (q) Publicity. The parties hereto shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and none of the parties shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which case the disclosing party shall provide the other parties with prior notice of such public statement. The Company shall not publicly or otherwise disclose the name of any Holder without its prior written consent unless otherwise required by law, in which case the Company shall inform such Holder of such disclosure in writing prior to making such disclosure.

             (r)  Consent to Jurisdiction; Attorneys' Fees.

                  (i) The Company (including, but not limited to, its Affiliates, subsidiaries, officers, directors and controlling persons) hereby
(A) irrevocably submits to the exclusive jurisdiction of any New York State court or Federal court sitting in the Borough of Manhattan, The City of New York in any action related to, connected with or arising out of, in whole or in part, this Agreement (B) agrees that all claims in such action shall be decided in such courts, (C) waives, to the fullest extent it may effectively do so, the defense of inconvenient forum, and (D) consents to the service of process by certified mail, return receipt requested. Nothing herein shall affect the right of either party to serve legal process in any manner permitted by law or affects its right to bring any action in any other court.

                  (ii) In connection with any dispute between the Company and a Holder, related to, connected with or arising out of, in whole or in part, this Agreement, the prevailing party shall be awarded all reasonable attorney's fees and expenses incurred by it. In that connection fees and expenses actually paid by a party in connection with the litigation of any dispute shall be deemed presumably reasonable.

                  (iii) In the event that any Holder, becomes involved in any capacity in any action, proceeding or investigation brought by or against any Person, including shareholders of the Company, in connection with or as a result of any matter referred to in this Agreement, the Company will reimburse such Holder for its legal fees and expenses and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as those fees and expenses are incurred; provided, however, that if at the conclusion of such action, proceeding or investigation it shall be finally judicially determined by a court of competent jurisdiction that indemnity for such fees and expenses is contrary to law, or that such Holder is not the prevailing party, then in that event, such party and/or any other Person having received such advances of fees and expenses shall reimburse the Company in full for the sums advanced.

                  (iv) The provisions of this Section 7(r) shall survive any termination or completion of this Agreement.

             (s)  Waiver of Jury Trial.

                  (i) The parties hereto each waive their respective rights to a trial by jury of any claim or cause of action based upon or arising out of or related to this Agreement, or the transactions contemplated by this Agreement, in any action, proceeding or other litigation of any type brought by any of the parties against any other party, whether with respect to contract claims, tort claims, or otherwise. The parties hereto each agree that any such claim or cause of action shall be tried by a court trial without a jury. Without limiting the foregoing, the parties further agree that their respective right to a trial by jury is waived by operation of this Section 7(s) as to any action, counterclaim or other proceeding which seeks, in whole or in part, to challenge the validity or enforceability of this Agreement or any provision hereof. The waiver shall apply to any subsequent amendments, renewals, supplements or modifications to this Agreement.

                  (ii) The provisions of this Section 7(s) shall survive any termination or completion of this Agreement.

             (t) Severability. If any term, provision, covenant or restriction of this Agreement is held to be invalid, illegal, void or unenforceable in any respect, the remainder of the terms, provisions, covenants and restrictions set forth herein shall in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

             (u) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Holders will be entitled to specific performance of the obligations of the Company under this Agreement and injunctive relief. Each of the parties hereto (severally and not jointly) agrees that monetary damages would not be adequate compensation for any loss incurred by reason of any breach of its obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation or injunctive relief the defense that a remedy at law would be adequate.

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


      IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed by their respective authorized persons as of the date first indicated above.

                                    NCT GROUP, INC.

                                    By:  /s/ CY E. HAMMOND
                                         -----------------
                                         Name:  Cy E. Hammond
                                         Title: Senior Vice President,
                                                Chief Financial Officer


                                    NESHER INC.

                                    By:  /s/ DAVID GRIN
                                         --------------
                                         Name:  David Grin
                                         Title: Investment Manager


                                    AUSTOST ANSTALT SCHAAN

                                    By:  /s/ THOMAS HACKL
                                         ----------------
                                         Name:  Thomas Hackl
                                         Title: Representative


                                    BALMORE FUNDS S.A.

                                    By:  /s/ FRANCOIS MORAX
                                         ------------------
                                         Name:  Francois Morax
                                         Title: Director


                                    LIBRA FINANCE S.A.

                                    By:  /s/ SEYMOUR BRAUN
                                         -----------------
                                         Name:  Seymour Braun
                                         Title: Director